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                                    BLUEBOOK
                                 INTERNATIONAL
                         INNOVATIVE SOFTWARE SOLUTIONS
                        FOR THE GLOBAL INSURANCE ECONOMY

                 CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

     THIS CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this "Agreement") is made as of August 13, 2004 by and between The Bluebook International Holding Company, hereinafter the "Corporation" or the "Seller," a corporation organized and existing under the laws of the State of Delaware with registered offices located at 21098 Bake Parkway, Lake Forest, California 92630, and Christopher L. Albrick an accredited investor, whose principal address is, 25 Bridgeport, Dana Point, Ca. 92629, hereinafter "Purchaser."

RECITALS

     WHEREAS, Corporation is a validly existing corporation formed in 2001 pursuant to Delaware law for any lawful purpose including (without limitation) providing professional, enterprise software, information and services;

     WHEREAS, Purchaser desires to purchase a Convertible Promissory Note with a principal face amount of $427,500 convertible into shares of common stock of the Corporation under the terms of this agreement; and

     NOW, THEREFORE, in consideration of the mutual benefits of the covenants and agreements contained herein, Corporation and Purchaser hereby agree as follows:

TERMS AND CONDITIONS

SECTION 1 - RECITALS: The above recitals and identification of parties are true and correct.

SECTION 2 - PURCHASE AND SALE OF CONVERTIBLE NOTE: Corporation hereby issues to Purchaser a Convertible Promissory Note in the form attached hereto as Exhibit A (the "Note") with a principal face amount of $427,500 convertible into shares of common stock of Corporation. Purchaser hereby pays $427,500 in U.S. dollars in cash to Corporation in consideration for the Note.

SECTION 3 -- REPRESENTATIONS AND WARRANTIES OF PURCHASER: Purchaser represents and warrants as follows:

     (a) Statement of Business Purpose and Experience: Purchaser hereby represents and warrants that the Note and the shares of common stock of the Corporation issuable upon conversion of the Note are being acquired for investment and not for the purpose of selling or otherwise disposing thereof. Purchaser has not offered or sold a participation in the Note or the shares of common stock of the Corporation issuable upon conversion of the Note and will not offer or sell the Note or the shares of common stock of the Corporation issuable upon conversion of the Note or interest therein or otherwise in violation of the Securities Act of 1933.


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              21098 Bake Parkway Suite 100, Lake Forest, Ca. 92630

     Purchaser further acknowledges that he or she does not have in mind any sale of the Note or the shares of common stock of the Corporation issuable upon conversion of the Note currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined events or consequence; and that he or she has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Note or the shares of common stock of the Corporation issuable upon conversion of the Note and is not aware of any circumstances presently in existence that are likely in the future to prompt a disposition of the Note or the shares of common stock of the Corporation issuable upon conversion of the Note.

          (1) Purchaser acknowledges that the Note and the shares of common stock of the Corporation issuable upon conversion of the Note have been offered to him or her in direct communication between himself or herself and the Corporation and not through any advertisement of any kind.

          (2) Purchaser acknowledges that he or she has been encouraged to seek his or her own legal and financial counsel to assist him or her in evaluating this investment. Purchaser acknowledges that he or she has sufficient knowledge, financial and business experience concerning the affairs and conditions of the Corporation so that he or she can make a reasoned decision as to this investment in the Corporation and is capable of evaluating the merits and risks of this investment. Purchaser further understands and acknowledges that he shall be responsible for all taxes of any kind whatsoever resulting from this agreement.

     (b) Access to Information: Purchaser hereby represents and warrants that Purchaser has had access to all information pertaining to the Corporation, as follows:

          (1) Corporation -- Management: Purchaser represents and warrants that Purchaser knows the officers and directors of the Corporation personally and has had an opportunity to discuss the operations of the Corporation and consult with said officers and directors concerning the purchase of the Note and the shares of common stock of the Corporation issuable upon conversion of the Note.

          (2) Corporation -- Finance: Purchaser hereby represents and warrants that Purchaser understands that the purchase of voting common stock hereunder is a very high risk investment.

          (3) No Pre-emptive Rights: Purchaser hereby acknowledges and understands that Purchaser does not have pre-emptive rights or any right to maintain a percentage of ownership of the capital stock of the Corporation. Purchaser hereby acknowledges and understands that the Corporation intends to issue shares of voting and nonvoting capital stock to other investors from time to time and that issuing any such shares will reduce the pro rata ownership of Purchaser (after conversion of the Note) in the capital stock of the Corporation.

          (4) SEC Filings: Purchaser acknowledges that he or she has read or has had access to all of the Corporation's filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     (c) Restrictions on Transfer: Purchaser is aware of the restrictions of transferability of the Note and the shares of common stock of the Corporation issuable upon conversion of the Note and further understands and acknowledges that any certificates evidencing the shares of common stock of the Corporation issuable upon conversion of the Note will bear the following legends, to which such interests will be subject:

     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, "SECURITIES LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.


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              21098 Bake Parkway Suite 100, Lake Forest, Ca. 92630

Purchaser further understands that following the purchase of the Note and the shares of common stock of the Corporation issuable upon conversion of the Note, the Note and the shares of common stock of the Corporation issuable upon conversion of the Note may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act of 1933, or (ii) an exemption from the registration requirements of the Securities Act of 1933.

SECTION 5 -- FURTHER ASSURANCES: Purchaser and Corporation hereby represent and warrant that all representations, warranties, statements and information provided to each other under this Agreement are true, correct and accurate as of the date of this Agreement to the best of their knowledge.

SECTION 6 -- BROKER - SUITABILITY: Purchaser and Corporation hereby represent and warrant to each other that a broker has not been involved in this Agreement or any of the transactions contemplated hereunder. Corporation does not represent or warrant the advisability of purchasing the Note or the shares of common stock of the Corporation issuable upon conversion of the Note and does not represent or warrant the suitability of the proposed purchase of such securities by Purchaser. Purchaser represents and warrants that Purchaser has made an independent assessment of the financial risks of purchasing securities of the Corporation and has independently determined whether such investment is suitable in light of the Purchaser's financial circumstances and needs without being influenced by Corporation or any of the shareholders, directors or officers of the Corporation.

SECTION 7-- SURVIVAL OF REPRESENTATIONS AND WARRANTIES: The representations and warranties made by Corporation and Purchaser in this Agreement shall survive termination of this Agreement and shall continue in favor of Purchaser and Corporation.

SECTION 8 -- ENTIRE AGREEMENT: This Agreement contains the entire understanding of the parties and supersedes all previous verbal and written agreements concerning the securities of the Corporation being issued to Purchaser hereunder.

SECTION 9 -- AMENDMENTS AND MODIFICATIONS: Any waivers, alterations, modifications, or amendments of any provision in this Agreement shall not be binding unless such waiver, alteration, modification or amendment is in writing and signed by the respective parties hereto.

SECTION 10 -- BINDING EFFECT: This Agreement shall inure to the benefit of and be binding upon Purchaser and Corporation and their respective legal representatives.

SECTION 11 -- SEVERABILITY: If any provisions of this Agreement are invalid, all other provisions shall remain in full force and effect.

SECTION 12 -- CAPTIONS: The headings and captions of this Agreement are inserted for convenience of reference and do not define, limit or describe the scope or intent of this Agreement or any particular section, paragraph, or provision herein.

SECTION 13 -- COUNTERPARTS: This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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              21098 Bake Parkway Suite 100, Lake Forest, Ca. 92630

SECTION 14 -- GOVERNING LAW: This Agreement shall be governed by the laws of the State of California. Corporation and Purchaser agree to the exclusive jurisdiction of the State Courts of California in the event of any dispute arising under this Agreement or the Note and venue shall be in the County of Orange, California.

SECTION 15 -- NOTICE: Notices shall be in writing and shall be deemed delivered in person when delivered by courier or mailed postage prepaid by Certified or Registered Mail -- Return Receipt Requested -- to the person and address designated below. Notice shall be deemed given on the date of receipt -- as evidenced in the case of Certified or Registered Mail by Return Receipt. Failure to accept Certified or Registered Mail shall be deemed a receipt thereof within ten days after first notice of delivery of the Certified or Registered Mail.

                  Seller/Corporation
                  The Bluebook International Holding Company
                  21098 Bake Parkway Suite 100
                  Lake Forest, CA 92630

                  Purchaser
                  Christopher Albrick
                  25 Bridgeport
                  Dana Point, Ca. 92629


                  ------------------------------
                  Signature

SECTION 16 -- MISCELLANEOUS:

     (a) Pronouns/Gender: Pronouns shall refer to the masculine, feminine, neuter, singular or plural as the context shall require.

     (b) Equitable Remedies: In addition to all other rights which may be available, each party shall have the right of specific performance, injunction or other equitable remedy in the event of a breach or threatened breach of this Agreement, the parties acknowledging that damages at law may be an inadequate remedy.

     (c) Litigation Expenses: In the event of litigation or arbitration arising out of this Agreement, each party shall pay its own costs and expenses of litigation and arbitration (excluding fees and expenses of arbitrators and administrative fees and expenses of arbitration).

     (d) Waiver: A waiver of any breach of this Agreement shall not be held as a waiver of any other breach. All remedies under this Agreement are in addition to remedies provided by law and are cumulative. Failure to enforce any provision of this Agreement shall not be a waiver or create an estoppel from enforcing such provisions.

                         [Signature begin on next page]


Confidential                         Page 4

              21098 Bake Parkway Suite 100, Lake Forest, Ca. 92630

            IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                                     CORPORATION:

                                     The Bluebook International Holding Company


                                     By:      /s/ Daniel T. Josipovich
                                              ------------------------
                                              Daniel T. Josipovich
                                              Title: COO

                                     PURCHASER:


                                     /s/ Christopher Albrick
                                     -----------------------
                                     Christopher Albrick
                                     25 Bridgeport
                                     Dana Point, Ca. 92629

Exhibit A

                           CONVERTIBLE PROMISSORY NOTE

$427,500.00
Unless Otherwise Converted
Maturity Date: August 13, 2005
                                              Date of Agreement: August 13, 2004

     1. For value received, The Bluebook International Holding Company ("Maker") promises to pay to the order of Christopher L. Albrick (the "holder"), as per the term of the agreement , at 25 Bridgeport, Dana Point, Ca. 92629 or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of Four Hundred Twenty Seven Thousand Five Hundred Dollars ($427,500.00) together with interest from the date hereof until paid at the rate of ten percent (10%) per annum compounded annually on the outstanding principal balance from time to time remaining unpaid payable at the same time as principal. All principal and interest under this Note shall be payable at maturity, unless earlier converted in accordance with its terms.

     2. At the option of Maker, all or any portion of the principal sum and earned interest due on this Note may be prepaid without premium or penalty with the amount of the prepayment to be applied first to accrued interest and the remainder to unpaid principal unless earlier converted in accordance with its terms.

     3. Following the purchase of Maker's Common Stock by Roth Capital, First American Corporation, or an affiliate thereof or other institutional investor (the "Institutional Investor"), the holder shall be entitled to convert all (but not less than all) of the principal balance plus accrued interest then outstanding under this Note (the "Indebtedness") into shares of Maker's Common Stock. The holder shall be entitled to make this conversion up to five days after the closing date of the purchase of Maker's Common Stock by the Institutional Investor; if the holder does not make this conversion during such time, the holder shall no longer be entitled to make such conversion of this Note. The number of shares into which the Indebtedness may be converted shall be determined by dividing the total amount of the Indebtedness outstanding as of the date of the conversion by the Institutional Investor Share Price. The term "Institutional Investor Share Price" shall mean the price per share at which the Institutional Investor shall purchase shares of Maker's Common Stock. The holder may make such conversion by delivery of written notice thereof to Maker for which the maker shall give the holder 5 days notice. Maker shall then immediately cause certificates representing such shares to be delivered to the holder and this Note shall be canceled and null and void.

     4. No delay or omission by the holder in exercising or enforcing any of the holder's rights or remedies under this Note shall constitute a waiver thereof, nor shall a waiver by the holder of any default under this Note constitute a waiver of any other default under the same or any other provision hereof except as otherwise stated. No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in writing signed by the holder of this Note and the Maker.

     5. If any provision of this Note is held by any court of competent jurisdiction to be unlawful, void or unenforceable, such provision or provisions shall be deemed separable from and shall in no way affect the enforceability and validity of the remaining provisions of this Note.

     6. Principal and interest shall be payable in lawful money of the United States of America.

     7. By the signature of this agreement, the "Maker" shall have full control of the $427,500 as deposited into its bank account on August 11, 2004. By this agreement, the "holder" agrees that the "Maker" shall use the funds in any manner as they see fit without limitation or condition for "Maker's" business purposes. By signature of this agreement, the "holder" acknowledges and agrees that all funds used prior to the signature of this agreement where fully allowed and authorized by the "holder" and shall not be contested for any reason.

     8. All notices under this Note shall be in writing and shall be effective only (a) when delivered in person to the recipient, or (b) three days after deposit in a sealed envelope in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the recipient at his or its business address, whichever is earlier.

     9. The Note shall be governed by and construed in accordance with the internal laws of the State of California. Maker and the holder agree to the exclusive jurisdiction of the State Courts of California in the event of any dispute arising under this Note.

     10. Entire Agreement: This Agreement contains the entire understanding of the parties and supersedes all previous verbal and written agreements concerning the securities of the Corporation being issued to Purchaser hereunder.

     11. Amendments and modifications: Any waivers, alterations, modifications, or amendments of any provision in this Agreement shall not be binding unless such waiver, alteration, modification or amendment is in writing and signed by the respective parties hereto.

                                      THE BLUEBOOK INTERNATIONAL HOLDING COMPANY


                                      By: /s/ Daniel T. Josipovich
                                          ------------------------
                                          Daniel T. Josipovich
                                          COO

ACKNOWLEDGED/ACCEPTED:


/s/ Christopher L. Albrick
--------------------------
Christopher L. Albrick
25 Bridgeport
Dana Point, Ca. 92629